Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Friday, April 26, 2013

Tompkins Financial Corporation Reports Strong First Quarter Operating Results

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE MKT LLC)

Tompkins Financial Corporation reported net income of $11.5 million for the first quarter of 2013, an increase of 47.4% from the $7.8 million reported for the same period in 2012.  Diluted earnings per share were $0.79 for the first quarter of 2013, a 12.9% increase from $0.70 reported for the first quarter of 2012.  Income Statement and Statement of Condition comparisons to the same period last year are impacted by the acquisition of VIST Financial Corporation on August 1, 2012.

President and CEO, Stephen S. Romaine said "We are pleased to start 2013 with some positive trends.  Earnings per share for the quarter reflect double digit growth over the same period last year; loan and deposit balances are both up from year end; and noninterest income was up during the quarter, driven largely by growth in insurance revenues.  With the integration of VIST largely behind us, we look forward to strengthening our customer relationships and welcoming new customers in the Southeastern, Pennsylvania market.”

FIRST QUARTER SELECTED HIGHLIGHTS:

▪
Merger related expenses had a relatively modest impact on earnings in the first quarter of 2013; and it is not expected that additional merger expenses related to the VIST acquisition will affect future periods.   Adjusting out the after tax impact of merger related expenses, the diluted earnings per share for the quarters ended March 13, 2013, December 31, 2012, and March 31, 2012, were $0.81, $0.81, and $0.71, respectively.  Refer to Non-GAAP disclosure for additional details on adjusted diluted earnings per share.

▪
Annualized return on average equity was 10.53% for the quarter ended March 31, 2013, compared to 10.35% for the same period in 2012. Tangible book value per share has increased for the second consecutive quarter, and is up 1.3% from the first quarter 2012. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

▪	Credit quality improved with non-performing assets representing 0.83% of assets, compared to 0.92% at December 31, 2012, and 1.19% at March 31, 2012.

▪
Total loans of $3.0 billion were up 51.4% over the same period in 2012, and were up 1.3% from year end 2012.  Total deposits were $4.1 billion at March 31, 2013, up $1.2 billion or 42.4% compared to March 31, 2012, and up 3.1% from year end 2012.

NET INTEREST INCOME

Net interest income of $38.2 million for the first quarter of 2013 increased 39.2% or $10.8 million, compared to $27.4 million for the same period in 2012.  The addition of VIST Bank and steady loan growth contributed to the year-over-year increase. Net interest income was down $3.6 million from the fourth quarter of 2012, primarily due to less accretion of purchase accounting loan marks in the first quarter of 2013 compared to the fourth quarter of 2012.  The net interest margin for the first quarter of 2013 was 3.57% compared to 3.51% for the first quarter of 2012 and 3.83% for the fourth quarter of 2012.

NONINTEREST INCOME

Noninterest income was $17.4 million for the first quarter of 2013, up 49.1% over the same period in 2012, and up 11.4% from the fourth quarter of 2012.  Insurance commissions and fees, corporate owned life insurance and other income were up from the most recent prior quarter and from the same quarter last year.  Investment services income of $3.8 million for the first quarter of 2013 was up 11.5% from the same quarter last year, but was down modestly from the most recent prior quarter, primarily due to lower estate settlement fees in the current period.

NONINTEREST EXPENSE

Noninterest expense was $37.5 million for the first quarter of 2013, up 42.3% compared to March 31, 2012, and down 1.7% from the fourth quarter of 2012.  The increase from the same quarter last year is mainly a result of the VIST acquisition.  The decline from the fourth quarter of 2012 was mainly due to a decline in merger related expenses from $770,000 in the fourth quarter of 2012, to $196,000 in the first quarter of 2013.  In addition, the fourth quarter of 2012 included amortization of $1.6 million related to an investment in a historical tax credit, with an offsetting reduction to income tax expense.

ASSET QUALITY

Asset quality trends on originated loans continue to show improvement when compared to the same period prior year.  Originated loans and leases exclude loans acquired in the VIST acquisition.  The ratio of nonperforming assets to total assets improved to 0.83% at March 31, 2013, compared to 1.19% reported at March 31, 2012, and remains well below the most recent peer averages of 1.97% published as of December 31, 2012, by the Federal Reserve1.  Loans classified as either Substandard or Special Mention were down compared to year end 2012.  The balances of originated loans classified as either Substandard or Special Mention were down for the third consecutive quarter.  There was an increase in loans classified as Substandard or Special Mention in the acquired VIST Bank loan portfolio; however, the changes in risk ratings did not have a meaningful impact to the credit marks that were recorded at the time of the acquisition.

Provision for loan and lease losses was $1.0 million for the first quarter of 2013, which was an improvement of 7.7% compared to the first quarter of 2012.  Net loan and lease charge-offs totaled $1.0 million in the first quarter of 2013, down from $7.6 million in the fourth quarter of 2012 and down from $1.8 million in the first quarter of 2012.

The Company’s allowance for originated loan and lease losses totaled $24.6 million at March 31, 2013, which represented 1.11% of total originated loans, and was in line with December 31, 2012.  The allowance for loan and lease losses covered 66.17% of nonperforming loans and leases as of March 31, 2013, compared to 62.34% of nonperforming loans and leases as of December 31, 2012.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums.  Tier 1 capital as a percentage of average assets at March 31, 2013, was 8.11%; and the ratio of total capital to risk-weighted assets was 12.93%.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company with $5.0 billion in assets serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania.  Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac National Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and Tompkins Financial Advisors.  For more information on Tompkins Financial, visit HUwww.tompkinsfinancial.comUH.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP).  Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables.  Management believes that these non-GAAP measures provide useful information.  Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  See “Tompkins Financial Corporation- Summary Financial Data” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2013	12/31/2012

Cash and noninterest bearing balances due from banks	$97,670	$117,448
Interest bearing balances due from banks	1,483	1,482
Cash and Cash Equivalents	99,153	118,930

Trading securities, at fair value	15,631	16,450
Available-for-sale securities, at fair value (amortized cost of $1,489,386 at March 31,
2013 and $1,349,416 at December 31, 2012)	1,527,575	1,393,340
Held-to-maturity securities, fair value of $24,355 at March 31, 2013, and $25,163
at December 31, 2012	23,304	24,062
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,208,346	2,133,106
Acquired loans and leases, covered (3)	35,304	37,600
Acquired loans and leases, non-covered (3)	750,145	783,904
Less: Allowance for originated loan and lease losses	24,661	24,643
Net Loans and Leases	2,969,134	2,929,967

FDIC Indemnification Asset	4,465	4,385
Federal Home Loan Bank stock and Federal Reserve Bank stock	19,646	19,388
Bank premises and equipment, net	54,901	54,581
Corporate owned life insurance	65,657	65,102
Goodwill	92,305	92,305
Other intangible assets, net	18,009	18,643
Accrued interest and other assets	97,500	100,044
Total Assets	$4,987,280	$4,837,197

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,322,233	2,144,367
Time	978,351	973,883
Noninterest bearing	771,768	831,919
Total Deposits	4,072,352	3,950,169

Federal funds purchased and securities sold under agreements to repurchase	194,091	213,973
Other borrowings, including certain amounts at fair value of $11,770 at March 31, 2013
and $11,847 at December 31, 2012	156,649	111,848
Trust preferred debentures	43,687	43,668
Other liabilities	73,689	76,179
Total Liabilities	$4,540,468	$4,395,837

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,482,927 at March 31, 2013; and 14,426,711 at December 31, 2012	1,448	1,443
Additional paid-in capital	337,097	334,649
Retained earnings	114,747	108,709
Accumulated other comprehensive loss	(5,195)	(2,106)
Treasury stock, at cost – 98,610 shares at March 31, 2013, and 100,054 shares
at December 31, 2012	(2,770)	(2,787)

Total Tompkins Financial Corporation Shareholders’ Equity	445,327	439,908
Noncontrolling interests	1,485	1,452
Total Equity	$446,812	$441,360
Total Liabilities and Equity	$4,987,280	$4,837,197

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2013	03/31/2012
INTEREST AND DIVIDEND INCOME
Loans	$36,429	$25,303
Due from banks	7	3
Federal funds sold	0	2
Trading securities	165	198
Available-for-sale securities	7,480	7,176
Held-to-maturity securities	191	225
Federal Home Loan Bank stock and Federal Reserve Bank stock	185	221
Total Interest and Dividend Income	44,457	33,128
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	1,204	734
Other deposits	2,182	2,027
Federal funds purchased and securities sold under agreements to repurchase	1,010	1,092
Trust preferred debentures	687	405
Other borrowings	1,168	1,429
Total Interest Expense	6,251	5,687
Net Interest Income	38,206	27,441
Less: Provision for loan and lease losses	1,038	1,125
Net Interest Income After Provision for Loan and Lease Losses	37,168	26,316
NONINTEREST INCOME
Insurance commissions and fees	7,261	3,638
Investment services income	3,788	3,397
Service charges on deposit accounts	1,908	1,785
Card services income	1,738	1,569
Mark-to-market loss on trading securities	(115)	(82)
Mark-to-market gain on liabilities held at fair value	77	88
Other income	2,366	1,264
Net gain on securities transactions	367	2
Total Noninterest Income	17,390	11,661
NONINTEREST EXPENSES
Salaries and wages	15,572	11,300
Pension and other employee benefits	6,070	4,299
Net occupancy expense of premises	3,061	1,805
Furniture and fixture expense	1,457	1,100
FDIC insurance	772	528
Amortization of intangible assets	557	133
Merger related expenses	196	94
Other operating expense	9,835	7,112
Total Noninterest Expenses	37,520	26,371
Income Before Income Tax Expense	17,038	11,606
Income Tax Expense	5,495	3,762
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	11,543	7,844
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$11,510	$7,811
Basic Earnings Per Share	$0.80	$0.70
Diluted Earnings Per Share	$0.79	$0.70

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Year to Date Period Ended			Year to Date Period Ended
	March 31, 2013			March 31, 2012
	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$3,908	$7	0.73%	$38,652	$3	0.03%
Money market funds	—	—	0.00%	73	—	0.00%
Securities (4)
U.S. Government securities	1,297,578	6,794	2.12%	1,061,800	6,577	2.49%
Trading securities	16,126	165	4.15%	19,352	198	4.12%
State and municipal (5)	100,089	1,299	5.26%	83,113	1,129	5.46%
Other securities	9,158	90	3.99%	12,051	139	4.64%
Total securities	1,422,951	8,348	2.38%	1,176,316	8,043	2.75%
Federal Funds Sold	—	—	0.00%	7,376	2	0.11%
FHLBNY and FRB stock	18,859	185	3.98%	16,722	221	5.32%

Total loans and leases, net of unearned income (5)(6)	2,963,737	36,567	5.00%	1,972,394	25,438	5.19%
Total interest-earning assets	4,409,455	45,107	4.15%	3,211,533	33,707	4.22%

Other assets	490,272			253,384

Total assets	4,899,727			3,464,917

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,269,900	1,418	0.25%	1,458,332	1,004	0.28%
Time deposits	979,860	1,968	1.02%	715,159	1,757	0.89%
Total interest-bearing deposits	3,249,760	3,386	0.42%	2,173,491	2,761	0.51%
						0.42%
Federal funds purchased & securities sold under agreements
to repurchase	198,707	1,010	2.06%	169,903	1,092	2.59%
Other borrowings	119,606	1,168	3.96%	138,687	1,429	4.14%
Trust preferred debentures	43,675	687	6.38%	25,065	405	6.50%
Total interest-bearing liabilities	3,611,748	6,251	0.70%	2,507,146	5,687	0.91%

Noninterest bearing deposits	771,761			596,416
Accrued expenses and other liabilities	72,941			57,809
Total liabilities	4,456,450			3,161,371

Tompkins Financial Corporation Shareholders’ equity	441,810			302,077
Noncontrolling interest	1,467			1,469
Total equity	443,277			303,546

Total liabilities and equity	$4,899,727			$3,464,917
Interest rate spread			3.45%			3.31%
Net interest income/margin on earning assets		38,856	3.57%		28,020	3.51%

Tax Equivalent Adjustment		(650)			(579)

Net interest income per consolidated financial statements		$38,206			$27,441

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Dec-12

Period End Balance Sheet
Securities	$1,566,510	$1,433,852	$1,516,913	$1,228,143	$1,285,685	$1,433,852
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,208,346	2,133,106	2,060,539	2,019,681	1,977,569	2,133,106
Acquired loans and leases (3)	785,449	821,504	869,211	0	0	821,504
Allowance for loan and lease losses	24,661	24,643	26,632	26,865	26,948	24,643
Total assets	4,987,280	4,837,197	4,924,786	3,482,669	3,546,694	4,837,197
Total deposits	4,072,352	3,950,169	4,037,644	2,765,093	2,859,436	3,950,169
Federal funds purchased and securities sold under agreements to repurchase	194,091	213,973	206,996	161,662	169,456	213,973
Other borrowings	156,649	111,848	125,461	121,934	132,884	111,848
Trust preferred debentures	43,687	43,668	43,651	25,067	25,066	43,668
Shareholders' equity	446,812	441,360	440,950	353,700	305,967	441,360

Average Balance Sheet
Average earning assets	$4,409,455	$4,431,698	$4,087,264	$3,278,519	$3,211,533	$3,754,667
Average assets	4,899,727	4,901,374	4,450,013	3,539,170	3,464,917	4,092,473
Average interest-bearing liabilities	3,611,748	3,563,731	3,248,839	2,521,285	2,507,146	2,963,097
Average equity	443,277	443,592	410,300	349,021	303,546	376,890

Share data
Weighted average shares outstanding (basic)	14,374,265	14,332,672	13,580,771	12,146,622	11,103,192	12,797,173
Weighted average shares outstanding (diluted)	14,436,757	14,374,368	13,630,464	12,166,417	11,147,490	12,836,043
Period-end shares outstanding	14,447,017	14,390,801	14,358,230	12,223,790	11,197,370	14,390,801
Book value per share	30.93	30.67	30.71	28.94	27.32	30.67
Tangible book value per share (Non-GAAP)	23.29	22.96	22.71	24.96	22.99	22.96

Income Statement
Net interest income	$38,206	$41,849	$36,743	$28,110	$27,441	$134,143
Provision for loan/lease losses	1,038	5,659	1,042	1,011	1,125	8,837
Noninterest income	17,390	15,608	14,773	12,766	11,661	54,808
Noninterest expense	37,520	38,188	46,194	26,855	26,371	137,608
Income tax expense	5,495	2,416	761	4,151	3,762	11,090
Net income attributable to Tompkins Financial Corporation	11,510	11,161	3,487	8,826	7,811	31,286
Noncontrolling interests	33	33	32	33	33	131
Basic earnings per share (9)	$0.80	$0.78	$0.26	$0.72	$0.70	$2.44
Diluted earnings per share (9)	$0.79	$0.77	$0.25	$0.72	$0.70	$2.43

Asset Quality
Nonaccrual loans and leases (7)	$37,115	$37,740	$36,996	$36,749	$38,455	$37,740
Loans and leases 90 days past due and accruing (7)	157	257	126	321	1,552	257
Troubled debt restructurings not included above (7)	-	1,532	1,468	1,507	423	1,532
Total nonperforming loans and leases (7)	37,272	39,529	38,590	38,577	40,430	39,529
OREO (8)	3,950	4,862	4,675	2,161	1,906	4,862
Total nonperforming assets	41,222	44,391	43,265	40,738	42,336	44,391

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Dec-12
Loans and leases 30-89 days past due (2)	$10,888	$7,990	$9,412	$10,149	$12,080	$7,990
Loans and leases 90 days past due (2)	157	257	126	321	1,552	257
Nonaccrual loans and leases (2)	32,554	33,388	36,996	36,749	38,455	33,388
Total past due and nonaccrual originated loans (2)	43,599	41,635	46,534	47,219	52,087	41,635

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due (3)(7)	3,503	1,014	669	0	0	1,014
Covered loans and leases 90 days or more past
due (3)(7)	3,809	4,272	2,837	0	0	4,754
Non-covered loans and leases 30-89 days past
due (3)(7)	5,738	4,249	5,848	0	0	4,249
Non-Covered loans and leases 90 days past
due (3)(7)	14,026	14,438	19,339	0	0	14,506
Non-covered Nonaccrual loans and leases (3)(7)	4,561	4,352	0	0	0	4,352
Total past due and nonaccrual acquired loans and leases	31,637	28,325	28,693	0	0	28,875

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$24,643	$26,632	$26,865	$26,948	$27,593	$27,593
Provision for loan and lease losses	820	5,659	1,042	1,011	1,125	8,837
Net loan and lease charge-offs	864	7,648	1,275	1,094	1,770	11,787
Allowance for loan and lease losses	24,598	24,643	26,632	26,865	26,948	24,643
(originated loan portfolio)

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$0	$0	$0	$0	$0	$0
Provision for loan and lease losses	218	0	0	0	0	0
Net loan and lease charge-offs	155	0	0	0	0	0
Allowance for loan and lease losses
(acquired loan portfolio)	63	0	0	0	0	0

Total allowance for loan and lease losses	24,661	24,643	26,632	26,865	26,948	24,643

Loan Classification - Originated Portfolio
Special Mention	$48,468	$56,342	$58,598	$63,652	$62,649	$56,342
Substandard	43,449	45,083	54,383	58,185	58,272	45,083
Doubtful	0	0	494	588	1,344	0
Loan Classification - Acquired Portfolio
Special Mention	26,568	25,381	17,743	0	0	25,381
Substandard	47,698	45,207	39,860	0	0	45,207

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Dec-12
Nonperforming originated loans and leases/total originated loans and leases (2)(7)	1.48%	1.85%	1.87%	1.91%	2.04%	1.85%
Nonperforming assets/total assets	0.83%	0.92%	0.88%	1.17%	1.19%	0.92%
Allowance for originated loan and lease losses/total originated loans and leases	1.11%	1.16%	1.29%	1.33%	1.36%	1.16%
Allowance/nonperforming loans and leases	66.17%	62.34%	69.01%	69.75%	66.65%	62.34%
Net loan and lease losses (annualized)/total average loans and leases	0.12%	1.03%	0.19%	0.22%	0.36%	0.49%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.11%	7.95%	8.50%	9.53%	8.46%	7.95%
Total capital / risk-weighted assets	12.93%	12.94%	12.87%	16.22%	14.37%	12.94%
Tangible common equity / tangible assets	6.90%	6.99%	6.78%	8.88%	7.36%	6.99%

Profitability
Return on average assets *	0.95%	0.91%	0.31%	1.00%	0.91%	0.76%
Return on average equity *	10.53%	10.01%	3.38%	10.17%	10.35%	8.30%
Net interest margin (TE) *	3.57%	3.83%	3.66%	3.52%	3.51%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported net income (GAAP)	$11,510	$11,161	$3,487	$8,826	$7,811	$31,285
Adjustments (net of tax):
Accrual adjustment VISA	0	0	0	(243)	0	-243
Merger related expenses	118	462	8,424	703	75	9,664
Subtotal adjustments	118	462	8,424	460	75	9,421
Net operating income (Non-GAAP)	11,628	11,623	11,911	9,286	7,886	40,706
Weighted average shares outstanding (diluted)	14,436,757	14,374,368	13,630,464	12,166,417	11,147,490	12,836,043
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.81	$0.81	$0.87	$0.76	$0.71	$3.17

Non-GAAP Disclosure
Reported net income (GAAP)	$11,510	$11,161	$3,487	$8,826	$7,811	$31,285
Merger related expenses (net of tax)	118	462	8,424	703	75	9,664
Net operating income (Non-GAAP)	$11,628	$11,623	$11,911	$9,529	$7,886	$40,949
Amortization of intangibles, (net of tax)	334	348	256	74	80	758
Adjusted net operating income (Non-GAAP)	11,962	11,971	12,167	9,603	7,966	41,707

Average total shareholders' equity	443,277	443,592	410,300	349,021	303,546	376,890
Less: Average goodwill and intangibles	110,687	114,644	92,789	48,665	47,922	76,149
Average tangible shareholders' equity (Non-GAAP)	332,590	328,948	317,511	300,356	255,624	300,741

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	14.59%	14.56%	15.24%	12.86%	12.53%	13.87%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$446,812	$441,360	$440,950	$353,700	$305,967	$441,360
Less: goodwill and intangibles	110,314	110,947	114,920	48,652	48,569	110,947
Tangible shareholders' equity	336,498	330,413	326,030	305,048	257,398	330,413

Ending shares outstanding	14,447,017	14,390,801	14,358,230	12,223,790	11,197,370	14,390,801
Tangible book value per share (Non-GAAP)	23.29	22.96	22.71	24.96	22.99	22.96

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

(1) Federal Reserve peer ratio as of December 31, 2012, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.  "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above.  Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans.  The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.  There have been no significant changes in expected cash flows since acquisition.

(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.